                     ACCOUNTS RECEIVABLE PLEDGE AGREEMENT


          This ACCOUNTS RECEIVABLE PLEDGE AGREEMENT (this "PLEDGE AGREEMENT"), dated as of August 31, 1994 is entered into by and between Continental Bank, as agent for itself and the Lenders (as hereinafter defined), as Pledgee (hereinafter "AGENT")and Dura de Mexico, S.A. de C.V., as Pledgor (hereinafter the "COMPANY") in accordance with the following Representations and Clauses:

                        REPRESENTATIONS AND WARRANTIES
                        ------------------------------

          WHEREAS, as of July 30, 1987 the Company entered into an Assembly (Maquila) and Technical Assistance Agreement with Dura Corporation, which Agreement was assigned to Dura Automotive Systems, Inc. (formerly known as Dura Mechanical Components, Inc.), by means of which the Company has bound itself to assemble and/or manufacture for Dura Automotive Systems, Inc. steel components for the automotive industry;

          WHEREAS, in consideration of such assembly and manufacturing services, the Company is entitled to receive from Dura Automotive Systems, Inc. as profit (such amounts whether now existing or hereafter arising hereinafter referred to as the "RECEIVABLES"), an amount equal to one percent (1.00%) of the Company's operating expenses, in addition to the reimbursement of its actual cost;

          WHEREAS, the Company is to receive payment of the Receivables as a continuous obligation of Dura Automotive Systems, Inc.;

          WHEREAS, on even date herewith Dura Automotive Systems, Inc. entered into a Credit Agreement (together with all amendments and other modifications, if any, from time to time, hereafter made thereto) (the "CREDIT AGREEMENT") with various financial institutions as are or may become parties thereto (collectively, the "LENDERS"), The Bank of Nova Scotia, Comerica Bank and The Chase Manhattan Bank, N.A., as co-agents (collectively, the "CO-AGENTS") and Agent;

          WHEREAS, the Company is willing to create a security interest on the Receivables in order to secure the Guaranty of even date herewith executed by the Company in favor of Agent, the Co-
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Agents and the Lenders of the obligations of Dura Automotive Systems, Inc. under the Credit Agreement (the "OBLIGATIONS");

          NOW, THEREFORE, the parties hereto agree to the following.

                                C L A U S E S:
                                -------------

          1. The Company hereby creates a pledge in favor of Agent, for the benefit of itself, the Co-Agents and the Lenders on the Receivables, as security for the payment of the Obligations.

          2. In order to perfect the creation of this Pledge under the terms of inserts II and III of Article 334 of the Mexican Law of Negotiable instruments and Credit Transactions, Dura Automotive Systems, Inc. as Debtor of the Receivables is hereby notified of the creation of the security interest created herein and therefore, through its signature herein it formally acknowledges the execution of this Pledge Agreement and agrees to make payment of the Receivables as provided in Clause 3 hereof.

          3. Unless otherwise directed by Agent, from the date hereof, payment of the Receivables will be made by Dura Automotive Systems, Inc. through credit of an account of the Company acceptable to Agent (the "ACCOUNT"). Agent, directly or through a third party designated by it, is hereby authorized to carry out all steps necessary to collect the Receivables.

          Any amounts deposited in the Account shall be applied by Agent to the payment of any of the Obligations when due.

          4. The Company binds itself to refrain from taking any steps for the collection of any of the Receivables and in the event it should receive any amount in payment of any Receivables, the Company hereby binds itself to transfer such amount to the Account.

          5.  This Agreement constitutes sufficient evidence for purposes of
Article 337 of the General Law of Negotiable Instruments and Credit Transactions of Mexico and, therefore is signed in three counterparts, one being delivered to each of the parties.

          6. This Pledge shall continue in effect until payment in full of the Obligations. Once the Obligations have been paid in

                                      -2-
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full, this Pledge Agreement shall terminate and Agent shall return to the
Company any amounts deposited in the Account.

          7. For all matters related to this Pledge Agreement, the parties designate the following as their domicile:

     If to Company:                             Dura de Mexico, S.A. de C.V.
                                                Pontiente 2 y Norte 7 No. 1A6
                                                Matamoros, Tamaulipas Mexico
                                                Attn:
                                                     ------------------------

     and to Agent:                              Continental Bank
                                                231 South LaSalle Street
                                                Chicago, Illinois  60601

     with a copy to:                            Dura Automotive Systems, Inc.
                                                1708 Northwood
                                                Troy, Michigan  48084
                                                Attn:  Scott Rued

          8. This Pledge Agreement shall be construed and governed in accordance with the laws of the United Mexican States.

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          IN WITNESS WHEREOF, the Company and Agent have executed this Pledge
Agreement as of the date first above written.

                                       DURA DE MEXICO, S.A. DE C.V.


                                       By  /s/ Robert Hibbs
                                         -----------------------------
                                         Title  Vice President
                                              ------------------------


                                       CONTINENTAL BANK, as Agent


                                       By  /s/ Robert A. Pierce
                                         -----------------------------
                                         Title  Vice President
                                              ------------------------


AGREED TO, this 31st day
of August, 1994.

DURA AUTOMOTIVE SYSTEMS, INC.


By  /s/ Robert Hibbs
  ----------------------------
  Title  Vice President
       -----------------------

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